UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: November 9, 2006 (Date of earliest event reported)
Aradigm (Exact name of registrant as specified in its charter)

CA (State or other jurisdiction of incorporation)	0-28402 (Commission File Number)	94-3133088 (IRS Employer Identification Number)

3929 Point Eden Way (Address of principal executive offices)		94545 (Zip Code)
5102659000 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On November 9, 2006, Aradigm Corporation (NASDAQ: ARDM) announced that the NASDAQ Listing Qualifications Panel has determined to delist the securities of Aradigm Corporation (the "Company") from the Nasdaq Capital Market, effective with the open of business on Friday, November 10, 2006.

The Company has been advised that its securities are immediately eligible for quotation on the Pink Sheets, an electronic quotation service for securities traded over-the-counter.

The Company has fifteen days to request a review of this decision to delist. Neither a request for review, nor the granting of such a review, will stay the delisting, nor is there any assurance that such a request for review will be accepted. A copy of the press release is referenced as Exhibit 99.1

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits

            99.1       Press Release of Aradigm dated November 9, 2006

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 9, 2006	ARADIGM By: /s/ Thomas C. Chesterman Thomas C. Chesterman SVP and Chief Financial Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Aradigm dated November 9, 2006